UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 8, 2021

TREX COMPANY, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-14649	54-1910453
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

160 Exeter Drive Winchester, Virginia	22603-8605
(Address of Principal Executive Offices)	(ZIP Code)

(540) 542-6300

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock	TREX	New York Stock Exchange LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Appointment of Gena C. Lovett as a Director of the Company

On March 8, 2021, the Board of Directors of Trex Company, Inc. (Company) increased the size of the Board from nine members to ten members, and appointed Gena C. Lovett as a director to fill the resulting vacancy, both to be effective on March 8, 2021. Ms. Lovett was appointed to the class of directors whose term of office expires at the annual meeting of stockholders scheduled for May 6, 2021, and Ms. Lovett will be included among the nominees being submitted for election at such annual meeting. Ms. Lovett will serve on the Audit Committee and the Nominating/Corporate Governance Committee. Ms. Lovett will receive compensation for service on the Board of Directors and any committees pursuant to the Company’s Amended and Restated 1999 Incentive Plan for Outside Directors (Incentive Plan for Outside Directors). The Incentive Plan for Outside Directors was amended and restated as of February 17, 2021 and filed as Exhibit 10.3 to the Company’s Annual Report on Form 10-K for the calendar year ended December 31, 2020.

Ms. Lovett is currently pursuing a Ph.D. in Values Driven Leadership at Benedictine University. Ms. Lovett previously was the Vice President, Operations, Defense, Space and Security, of The Boeing Company, a manufacturer of airplanes, between July 2015 and June 2019. She served as Global Chief Diversity Officer between January 2012 and June 2015, and as Director, Manufacturing, Forging, between July 2007 and January 2012, of Alcoa Corporation, a manufacturer of aluminum. She served in numerous roles with Ford Motor Company, a manufacturer of cars and trucks, between April 1992 and June 2007, most recently as Plant Manager, New Model Programs. She received a B.A. degree in Criminal Justice from The Ohio State University and a M.B.A. degree from Baker Center for Graduate Studies.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TREX COMPANY, INC.

Date: March 8, 2021	/s/ Dennis C. Schemm
Dennis C. Schemm
Senior Vice President and Chief Financial Officer